UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2017

WESTERN NEW ENGLAND BANCORP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-16767	73-1627673
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Elm Street

Westfield, Massachusetts 01085

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (413) 568-1911

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2017, Western New England Bancorp, Inc. (the “Company”) and Westfield Bank (the “Bank”) appointed Guida R. Sajdak as Executive Chief Financial Officer and Treasurer of the Company and the Bank, effective as of April 24, 2017. Leo R. Sagan, Jr., Chief Financial Officer and Treasurer of the Company and the Bank, will continue to serve until such date, at which time Mr. Sagan will transition to the role of Chief Risk Officer and Senior Vice President of the Company and the Bank.

Ms. Sajdak, age 44, has served as the Executive Vice President and Chief Risk Officer of the Company and the Bank since October 2016, following consummation of the mergers of Chicopee Bancorp, Inc. (“Chicopee”) and Chicopee Savings Bank (“Chicopee Bank”) with and into the Company and the Bank, respectively. Previously, Ms. Sajdak served as the Senior Vice President and Chief Financial Officer and Treasurer of Chicopee and Chicopee Bank where she held the position since 2010. Mrs. Sajdak served in various positions at Chicopee Bank since 1989, including as Internal Auditor and Commercial Lender.

There are no arrangements or understandings between Ms. Sajdak and any other person pursuant to which Ms. Sajdak was selected to serve as Chief Financial Officer and Treasurer of the Company and the Bank. There are no family relationships between Ms. Sajdak and any director or executive officer of the Company or the Bank. There has been no transaction nor are there any proposed transactions between the Company, the Bank and Ms. Sajdak that would require disclosure pursuant to Item 404(a) of Regulation S-K.

The Company’s press release announcing Mr. Sajdak’s appointment is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Biographical information with respect to Mr. Sagan is contained in the Company’s definitive proxy statement for the 2016 annual meeting of shareholders filed with the Securities and Exchange Commission (the “SEC”) as Amendment No. 2 to the Company’s Registration Statement on Form S-4 on August 5, 2016, and is incorporated herein by reference. In connection with his new role, on March 28, 2017, Mr. Sagan entered into amendments (the “Amendments”) to his employment agreements with the Company and the Bank filed as Exhibits 10.15 and 10.16 to the Company’s Current Report on Form 8-K, filed with the SEC on January 5, 2009 (the “Employment Agreements”). The Amendments to Mr. Sagan’s Employment Agreements amend his title to Chief Risk Officer and Senior Vice President.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN NEW ENGLAND BANCORP, INC.

Date: April 3, 2017	By:	/s/ James C. Hagan
James C. Hagan
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 3, 2017.